    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                                                             EXHIBIT 10.18

                        AT&T NETWORKED COMMERCE SERVICES
                               GENERAL AGREEMENT
--------------------------------------------------------------------------------
 Customer Name ("Customer")              AT&T
                                         Networked Commerce Services Contract
                                         Management
 NetRadio Network
--------------------------------------------------------------------------------
 Address                                 Address
 43 Main Street Southeast, Suite 149     55 Corporate Drive, Room - 32B15
 Minneapolis, MN 55414                   Bridgewater, NJ 08807
--------------------------------------------------------------------------------
This Agreement consists of this Cover Sheet, the attached General Terms and Conditions and all Service Attachments ("Attachments") indicated below (collectively, this "Agreement"). In the event of conflict between the General Terms and conditions and any Attachment, the Attachment shall take precedence.

This Agreement shall become effective when signed by both parties and shall continue in effect for as long as any Attachment remains in effect, unless earlier terminated in accordance with the provisions of the Agreement. The term of each Attachment is stated in the Attachment.

--------------------------------------------------------------------------------
                               SERVICE(S) ORDERED
--------------------------------------------------------------------------------
                                           All of the following services must by
                                           accompanied with an AT&T WEB SITE
/ /  AT&T WorldNet-Registered Trademark-   SERVICES ATTACHMENT
     Managed Internet Service
                                             / /  AT&T Easy World Wide Web
                                                  Service-Registered Trademark-
                                                  ("EW3")
/ /  AT&T WorldNet-Registered Trademark-     / /  AT&T Easy World Wide Web
     Enhanced Fax Service                         Service-Registered Trademark-
                                                  ("EW3" Basic)
                                             / /  AT&T Easy World Wide Web
                                                  Service-Registered Trademark-
/ /  AT&T WorldNet-Registered Trademark-          ("EW3" for Alternate Channel)
     Virtual Private Network Service         / /  AT&T Enhanced Web Development
                                                  Package ("EWDP")
                                             / /  AT&T Dedicated Hosting Service
                                                  - Level 1
/ /  AT&T WorldNet-Registered Trademark-     /X/  AT&T Dedicated Hosting Service
     Business Dial Service                        - Level 2
                                             / /  AT&T SecureBuy-TM- Service
                                             / /  AT&T Interactive Answers-TM-
                                                  Service
                                             / /  AT&T Web Site Service
                                                  eCommerce Suite
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ AND UNDERSTANDS EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND AGREES TO BE BOUND BY THEM.
--------------------------------------------------------------------------------
CUSTOMER:                                 AT&T CORP.

By:    /s/  Edward A. Tomechko               By:
    ---------------------------------         ----------------------------------
    (Authorized Signature)                   (Authorized Signature)

      EDWARD A. TOMECHKO
-------------------------------------        -----------------------------------
(Typed or Printed Name)                      (Typed or Printed Name)

      PRESIDENT & C.E.O.
-------------------------------------        -----------------------------------
(Title)                                      (Title)

       3/12/99
-------------------------------------        -----------------------------------
(Date)                                       (Date)

      (612) 379-6233
-------------------------------------
(Telephone #)

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                           SALES TRACKING INFORMATION
--------------------------------------------------------------------------------
   AT&T SALES REPRESENTATIVE INFORMATION     AT&T AUTHORIZED AGENT INFORMATION
   -------------------------------------     ---------------------------------
--------------------------------------------------------------------------------
 BRANCH MANAGER      Del Van Eklenburg     NAME:
--------------------------------------------------------------------------------
 NAME:               David Reitman         COMPANY NAME:
--------------------------------------------------------------------------------
 PHONE NUMBER:       (213) 787-0288        PHONE NUMBER:
--------------------------------------------------------------------------------
 E-MAIL:             dreitman@cerf.net     E-MAIL:
--------------------------------------------------------------------------------
 ADDRESS:            700 S. Flower         ADDRESS:
                     Street, Suite 810
                     Los Angeles, CA
                     90017
--------------------------------------------------------------------------------
 SALES STRATA:       N/A                   Agent Code:
--------------------------------------------------------------------------------
 SALES REGION:       CENTRAL
------------------------------------------

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                           AT&T NETWORKED COMMERCE SERVICES
                                  GENERAL AGREEMENT

The following terms and conditions shall apply to the provision and use of the products and services (individually a "Service" and collectively the "Services") provided pursuant to the Attachments.

1.0    DEFINITIONS

1.1 "Affiliate" of a party means any entity that controls, is controlled by or is under common control with such party, and, in the case of AT&T, also means any entity which AT&T has authorized under contract to offer any Service or part of any Service.

1.2 "Content" means information made available, displayed or transmitted in connection with a Service (including, without limitation, information made available by means of an HTML "hot link" a third party posting or similar means) including all trademarks, service marks and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

1.3 "User" means anyone whom CUSTOMER allows, by action or omission, to use or access any Service including, without limitation. CUSTOMER's Affiliates.

2.0    CHARGES AND BILLING

2.1 CUSTOMER shall pay AT&T for its and Users' use of the Services at the rates and charges specified in the Attachments, without deduction, setoff or delay for any reason, including circumstances arising under any other Attachment. Charges set forth in the Attachments are exclusive of any applicable taxes. CUSTOMER may be required to pay a deposit before Services are provided or as specified in Section 10.1.

2.2 CUSTOMER shall pay all shipping charges, taxes (excluding those on AT&T's net income) and other similar charges (and any related interest and penalties) relating to the sale, transfer of ownership, installation, license, use or provision of the Services, except to the extent a valid tax exemption certificate is provided by CUSTOMER to AT&T prior to the delivery of Services.

2.3 Payment is due within 30 days after the date of invoice and shall refer to the invoice number. Restrictive endorsements or other statements on checks accepted by AT&T will not apply. CUSTOMER shall reimburse AT&T for all costs (including reasonable attorney fees) associated with collecting delinquent or dishonored payments. At AT&T's option, interest charges may be added to any past due amounts at the lower of 1.5% per month or the maximum rate allowed by law.

3.0    RESPONSIBILITIES OF THE PARTIES

3.1 AT&T shall provide Services to CUSTOMER in accordance with the terms and conditions and at the charges specified in this Agreement.

3.2 CUSTOMER represents and warrants that its and Users' use of the Services and the Content will at all times comply with all applicable laws, regulations and written and electronic instructions for use. CUSTOMER shall promptly resolve all claims by anyone that CUSTOMER's or Users' use or Content violate any laws or regulations. AT&T reserves the right to terminate affected Attachments, suspend affected Services and/or remove CUSTOMER or Users' Content from the Services of AT&T (i) determines, in its sole discretion, that AT&T's public image, reputation or goodwill will be adversely affected or that such use or Content does not conform with the requirements set forth in this Agreement, or that AT&T could be subject to liability; or (ii) receives notice from anyone that CUSTOMER's or Users' use or Content may violate any laws or regulations. AT&T's actions or inaction under this Section shall not constitute review or approval of CUSTOMER's or Users' use or Content.

3.3 AT&T grants to CUSTOMER the right to permit Users to access and use the Services, provided that CUSTOMER shall remain solely responsible for such access and use and shall defend, indemnify and hold harmless AT&T from and against all Damages (including, without limitation, reasonable attorneys fees), whether or not arising out of third-party claims and regardless of the form of action, whether in contract, tort, strict liability or otherwise, concerning or relating to: any noncompliance by CUSTOMER or Users with any provision of this Agreement; negligent acts or omissions by CUSTOMER or Users; CUSTOMER's or Users' Content or use of the Services (including, without limitation, infringement of any personal or property rights); and claims by any User or business affiliate of Customer relating to any Service failure, defect or outage.

3.4 Except to the extent required by law or expressly permitted in an Attachment, CUSTOMER may not resell any Services.

4.0    USE OF INFORMATION

4.1 All documentation, technical information, Software, business information, proposals for new Services or other materials that are disclosed by either party to the other in the course of performing this Agreement shall be considered proprietary information ("INFORMATION") of the disclosing party, provided such information is in written or other tangible form that is clearly marked as "proprietary" or "confidential", or is disclosed orally as is both identified as proprietary or confidential at the time of disclosure and summarized in a writing so marked within 15 business days following the oral disclosure. This Agreement shall be deemed to be AT&T INFORMATION.

4.2 Each party's INFORMATION shall, for a period of 3 years following its disclosure (except in the case of Software, for an indefinite period): (i) be held in confidence; (ii) be used only for purposes of performing this Agreement and using the Services; and, (iii) not be disclosed except to the receiving party's employees, agents and contractors having a need-to-know (provided that such agents and contractors are not direct AT&T competitors and agree in writing to use and disclosure restrictions as restrictive as this Article 4) or to the extent required by law.

4.3    The restrictions in Section 4.2 shall not apply to any information that:
(i) is independently developed by the receiving party; or (ii) is lawfully received by the receiving party free of any obligation to keep it confidential, or (iii) becomes generally available to the public other than by breach of this Agreement.

4.5 CUSTOMER authorizes AT&T to: (i) monitor and record calls and transmissions using the Services and calls or transmissions to AT&T concerning the Services in order to detect fraud, check quality and operate, maintain and repair the Services; and (ii) disclose such information to the extent AT&T deems it is legally required.

5.0    PUBLICITY AND MARKS

5.1 No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

5.2 Each party agrees not to display or use, in advertising or otherwise, any of the other party's trade names, logos, trademarks, service marks or other indicia of origin (collectively, "Marks") without the other party's prior written consent, provided that such consent may be revoked at any time and consent to use AT&T's Marks can only be granted by the AT&T Vice President, Corporate Identity.

6.0    SOFTWARE

6.1 AT&T grants CUSTOMER a personal, non-transferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and date furnished pursuant to the Attachments (collectively, the "Software"), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. CUSTOMER will refrain from taking any steps to reverse assemble, reverse compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406 of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party. "AT&T Software" means all Software other than Third-Party Software.

6.2 CUSTOMER shall not copy or download the Software, except to the extent expressly provided otherwise in the applicable documentation for the Service or in writing signed by AT&T. Any copy must contain the same copyright notices and proprietary markings as the original Software.

6.3 CUSTOMER shall ensure that its employees and Users comply with the terms and conditions of this Article 6.

6.4 The term of the license granted hereunder shall be coterminous with the Attachment which covers the Software.

6.5 CUSTOMER agrees to comply with any additional restrictions that are provided with any Third-Party Software.

6.6 AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications during a warranty period of ninety (90) days beginning on the date of delivery of the AT&T Software to CUSTOMER. If CUSTOMER returns to AT&T, within the 90-day warranty period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the portion of the AT&T Software that does not comply or refund the amount paid by CUSTOMER for such failed or defective AT&T Software. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by CUSTOMER or Users.

7.0    DISPUTE RESOLUTION

7.1 Except as described in Section 7.3, all disputes, controversies or claims, whether based in contract, tort, statute, fraud, misrepresentation or any other legal theory, arising out of or relating to this Agreement and the Services provided under this Agreement (collectively, "Disputes"), not resolved amicably between the parties shall be settled by final and binding arbitration conducted in New York or other mutually agreed location by one neutral arbitrator, in accordance with this Agreement and the then current Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitrability of Disputes shall also be determined by the arbitrator. Each party shall bear its own expenses and the parties shall equally share the filing and other administrative fees of the AAA and the expenses of the arbitrator.
Any award of the arbitrator shall be in writing and shall state the reasons for the award. Judgement upon an award may be entered in any Court having competent jurisdiction. The arbitrator shall not have the power to award any damages in excess of the liability limitations set forth in this Agreement, including any Attachment. The arbitrator shall not have the power to order pre-hearing discovery of documents or the taking of depositions, but may compel attendance of witnesses and the production of documents at the hearing. The Federal Arbitration Act, 9 U.S.C. Section 1 to 14, shall govern the interpretation and enforcement of this Section 7.1.

7.2 The parties, their representatives and participants and the arbitrator shall hold the existence, content and result of the arbitration in confidence, except to the limited extent necessary to enforce a final settlement agreement or to obtain or enforce a judgement on any arbitration decision and award.

7.3 Dispute relating to: (i) matters that are subject to the primary jurisdiction of the FCC, a state public utility commission or other administrative agency; or (ii) non-compliance with Articles 4,5 or 6 of this Agreement, a violation of which would cause irreparable harm for which damages would be inadequate; or (iii) billing or payment of charges under an Attachment; or (iv) Software, technology or other intellectual property; shall be exempt from the binding arbitration requirement described in Section 7.1. As to Disputes described in this Section 7.3, the claimant reserves the right to seek relief from an administrative agency having primary jurisdiction or a court of competent jurisdiction, as appropriate.

8.0    FORCE MAJEURE

Neither AT&T nor CUSTOMER shall be liable for any delay, failure in performance, loss or damage due to: fire, explosion, power blackout, earthquake, flood, the elements, strike, embargo, labor disputes, acts of civil or military authority, war, acts of God, acts or omissions of carriers or suppliers, acts of regulatory or governmental agencies, or other causes beyond such party's reasonable control, whether or not similar to the foregoing, except that CUSTOMER's obligation to pay for charges incurred shall not be excused.

9.0    LIMITATIONS OF LIABILITY

9.1 For purposes of Section 3.3, and Articles 8 and 9 and all other exclusive remedies and limitations of liability set forth in this Agreement or any Attachment. "AT&T" shall be defined as AT&T, its Affiliates, and its and their employees, directors, officers, agents, representatives, subcontractors, interconnection service providers and suppliers; and "Damages" will refer collectively to all injury, damage, liability, loss, penalty, interest and expense incurred.

9.2 AT&T's ENTIRE LIABILITY, AND CUSTOMER'S EXCLUSIVE REMEDIES AGAINST AT&T, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR THIS AGREEMENT SHALL BE,
(i) FOR BODILY INJURY OR DEATH TO ANY PERSON NEGLIGENTLY CAUSED BY AT&T, CUSTOMER'S RIGHT TO PROVEN DIRECT DAMAGES;
(ii) FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH IN SECTION 6.6;
(iii) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT OR ANY ATTACHMENT, AT&T'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY TWELVE-MONTH PERIOD) THE TOTAL, NET PAYMENTS MADE BY CUSTOMER FOR THE APPLICABLE SERVICE UNDER THE APPLICABLE ATTACHMENT DURING THE 12 MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED.

9.3 IN NO EVENT SHALL AT&T BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES. INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS, OR REVENUES OF ANY KIND OR INCREASED COST OF OPERATIONS, WHETHER OR NOT AT&T HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.4 AT&T ALSO SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING OUT OF OR RELATING TO SERVICE INTERRUPTIONS; LOST OR ALTERED MESSAGES OR TRANSMISSIONS; INTEROPERABILITY, INTERACTION OR INTERCONNECTION PROBLEMS WITH APPLICATIONS, EQUIPMENT, SERVICES OR NETWORKS PROVIDED BY CUSTOMER OR THIRD PARTIES; OR UNAUTHORIZED ACCESS TO OR THEFT, ALTERATION, LOSS OR DESTRUCTION OF CUSTOMER'S, USERS' OR THIRD PARTIES' APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS.

9.5 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT. AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE. AT&T DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT THE SERVICES WILL MEET CUSTOMER'S REQUIREMENTS OR THAT THE SERVICES WILL PREVENT UNAUTHORIZED ACCESS BY THIRD PARTIES. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

9.6 THE LIMITATIONS OF LIABILITY SET FORTH IN THIS ARTICLE 9 AND IN ANY ATTACHMENT SHALL APPLY: (i) REGARDLESS OF THE

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE; AND
(ii) WHETHER OR NOT DAMAGES WERE FORESEEABLE. THESE LIMITATIONS OF LIABILITY SHALL SURVIVE FAILURE OF ANY EXCLUSIVE REMEDIES PROVIDED IN THIS AGREEMENT.

9.7 This Agreement does not expressly or implicitly provide any third party (including Users) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

10.0 TERMINATION

10.1 If a party fails to perform or observe any material term or condition of this Agreement and the failure continues unremedied for 30 days after receipt of written notice, the other party may terminate for cause any Attachment affected by the breach. If CUSTOMER fails to pay any charge when due and such failure continues unremedied for ten days after written notice by AT&T, AT&T may, at its option, terminate affected Attachments, suspend Service under affected Attachments, require a deposit under any or all Attachments as a condition of continuing to provide Services and/or terminate this entire Agreement.

10.2 An Attachment may be terminated immediately upon written notice by: (i) either party if the other party has violated the other's Marks, becomes insolvent or involved in a liquidation or termination of its business, files a bankruptcy petition, has an involuntary bankruptcy petition filed against it (if not dismissed within 30 days of filing), becomes adjudicated bankrupt or becomes involved in an assignment for the benefit of its creditors; (ii) AT&T pursuant to Section 3.2 or in the event of a material breach of any provision of Article 6; or (iii) either party if mandated by governmental or regulatory authority.

10.3 CUSTOMER shall be responsible for payment of all charges under a terminated Attachment incurred as of the effective date of termination.
CUSTOMER shall also be liable to AT&T for Termination Charges, as specified in a terminated Attachment, in the event that AT&T terminates under Section 10.1, 10.2(i) or (ii), or CUSTOMER terminates without cause.

10.4 Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement.

10.5 Except as provided under Section 10.1, termination or suspension of an Attachment shall not affect the Services provided or the rights and obligations of the parties under any other Attachment.

11.0      GENERAL PROVISIONS

11.1 Any supplement, modification or waiver of any provision of this Agreement or any Attachment must be in writing and signed by authorized representatives of both parties.

11.2 This Agreement may not be assigned by either party without the prior written consent of the other, except that AT&T may, without CUSTOMER's consent, assign this Agreement or any Attachment to a present or future Affiliate or successor and may assign its right to receive payments. AT&T may subcontract work to be performed under this Agreement, but shall retain responsibility for all such work.

11.3 If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall promptly begin negotiations to replace invalid or unenforceable portions that are essential parts of this Agreement.

11.4 Any initial demand for arbitration pursuant to Section 7.1 and any legal action arising in connection with this Agreement must begin within two years after the cause of action arises.

11.5 All notices under this Agreement shall be in writing and either mailed by certified or registered mail, postage prepaid return receipt requested, sent by express courier or hand delivered and addressed to each party at the address set forth on the front of this Agreement or, if the notice relates to a specific Attachment, the address set forth in such Attachment or, in any case, such other address a party designates in writing.

11.6 The construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules and the United Nations Convention on Contracts for International Sale of Goods.

11.7 The respective obligations of CUSTOMER and AT&T which by their nature would continue beyond the termination or expiration of this Agreement or any Attachment shall survive termination or expiration of this Agreement or any Attachment.

11.8   With respect to any indemnification obligations under this Agreement;
(i) the indemnified party will notify the indemnifying party in writing promptly upon learning of any claim for suit for which indemnification may be sought; provided that failure to do so shall not affect the indemnity except to the extent the indemnifying party is prejudiced thereby; (ii) the indemnifying party shall have control of the defense or settlement, provided that the indemnified party shall have the right to participate in such defense or settlement with counsel of its own selection and at its sole expense; (iii) the indemnified party shall reasonably cooperate with the defense, at the indemnifying party's expense; and (iv) the indemnifying party shall not, without the indemnified party's express prior written consent, make any admission or stipulation, or consent to any settlement agreement or injunctive or non-monetary relief which could adversely affect any indemnified party.

11.9 THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES TO BE PROVIDED HEREUNDER. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS, PROPOSALS, REPRESENTATIONS, STATEMENTS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, CONCERNING SUCH SERVICES OR THE RIGHTS AND OBLIGATIONS RELATING TO THOSE SERVICES. THIS AGREEMENT SHALL NOT BE CONTRADICTED, EXPLAINED OR SUPPLEMENTED BY ANY WRITTEN OR ORAL STATEMENTS, PROPOSALS, REPRESENTATIONS, ADVERTISEMENTS, SERVICE DESCRIPTIONS OR CUSTOMER PURCHASE ORDER FORMS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT OR AN ATTACHMENT.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                       AT&T WEB SITE SERVICES ATTACHMENT
                        ADDITIONAL TERMS AND CONDITIONS

----------------------------------
Customer Name

NetRadio Network
----------------------------------

This attachment consists of the following terms and conditions, and, as applicable, the attached Additional Terms and Conditions for AT&T Easy World Wide Web-Registered Trademark- Service, AT&T Enhanced Web Development Package, AT&T Dedicated Hosting Service Level 1, AT&T Dedicated Hosting Service Level 2, AT&T SecureBuy-TM- Service and AT&T interactiveAnswers-TM- Service, the applicable Price Schedule(s) (collectively, this "Attachment"). This Attachment, together with the AT&T Networked Commerce Services General Agreement to which this is attached, sets forth the terms and conditions pursuant to which AT&T will provide the Web Site Services which Customer now orders or subsequently orders during the term of this Attachment.

1.     PRICE SCHEDULES.

The current rates for the Web Site Services are set forth in the attached Price Schedule(s). AT&T may change any of the Price Schedules at any time upon thirty (30) days' prior notice to Customer.

2.     CUSTOMER RIGHTS AND RESPONSIBILITIES.

(a) Customer agrees that AT&T will not provide customer service for end users of the Customer's Web Site Services. Customer will have sole responsibility for fulfillment of purchase orders and delivery of all produces and services purchased through the Web Sites. Customer will also have sole responsibility for any collection activities relating to a purchaser's failure to make payment, and complying with all applicable laws, including tax laws in any jurisdiction associated with such sale.

(b) In the event that any virus or destructive element is found in or furnished with any Content, Customer will use its best efforts, upon learning that such situation exists, to immediately eliminate the virus or destructive element. Customer will notify AT&T as to the existence of any such virus or destructive element immediately upon discovery thereof, and AT&T will have the right to take any steps it deems appropriate to eliminate the virus or destructive element and to be reimbursed by Customer for its reasonable costs.

(c) As between AT&T and Customer, Customer will own all right, title and interest in and to the Content, but specifically excluding any portion of the Software and any copyright notices or Marks of AT&T which may be included or embodied in the Content.

(d) For purposes of this Attachment, (i) "Web Sites" shall mean any Internet Sites for which any Web Site Services are being used hereunder, including, without limitation, any Web Site containing a Service HyperLink (as subsequently defined); and (ii) "Content" shall be deemed to include the materials and information to be made available or displayed (including, without limitation, text, graphics, art, animation, software, photographs, video, music, advertisements, other audio and visual assets) on or through the Web Sites, including without limitation the contents of any third party contributions to bulletin boards, chat forums, or other communications services, transaction services, or information services incorporated into the Web Sites.

3.     CONTENT AND SERVICE USE.

(a)  Customer is solely responsible for creating, updating and maintaining the

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    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

Content. Customer agrees that the Content and Customer's use of the Web Site Services will comply in all respects with the Standards established by AT&T from time to time (the "Standards"). The current Standards are set forth in this
Section 3. AT&T may change the Standards at any time upon 30 days' notice to Customer, which notice may be provided by posting such new Standards on the customer care web site for the Web Site Service.

(b) Customer agrees that the Content will not include any information or material that (i) is libelous, defamatory, indecent, obscene, pornographic, discriminatory or factually inaccurate; (ii) would violate or infringe any right of privacy or other personal right; (iii) would violate any applicable federal, state or local law of the United States or any foreign country having jurisdiction; (iv) would violate the property rights of others, including unauthorized use of copyrighted text, graphics, art, animation, software, photographs, video, music, advertisements and other audio and visual assets, or unauthorized programs, trade secrets or other confidential or proprietary information, or trademarks or service marks used in an infringing fashion; (v) contains any virus or destructive feature or may for any other reason cause any loss, injury or damage to AT&T, any end user of the Customer Web Site Services or any other third party. In the development of the Content, Customer agrees to comply with all requirements of any union or guild having jurisdiction.
Customer may not use the Web Site or the facilities and capabilities of AT&T to conduct or solicit the performance of any illegal activity or to conduct any other activity which infringes the rights of AT&T or any third party.

(c) Customer will (i) not send any unsolicited email that could be expected in AT&T's reasonable discretion, to provoke complaints; (ii) provide recipients of unsolicited emails a clear and easily exercisable means to be excluded from additional emails from Customer; (iii) honor any request by any party to be excluded from unsolicited emails (which means, among other things, that Customer will not provide such party's email address to any third party for the purpose of sending unsolicited email); (iv) refrain from any use of the Web Site Services which could interfere with a third party's ability to access or use the Internet or the Web Site Services; and (v) ensure that any email Customer sends clearly and accurately identifies the sender, the sender's return address and the email address of the origin.

(d) The Standards shall apply not only to Customer's use of the Web Site Services, but also to any other email or Content Customer transmit using a non-AT&T Service, which either (i) is channeled through an AT&T account, remailer or otherwise through an AT&T Service; (ii) uses an AT&T account as a mailbox for responses; or (iii) otherwise indicates to recipients that AT&T was involved in the preparation or transmission of such Content. Customer agrees that failure to comply with any of the foregoing restrictions would result in irreparable harm to AT&T and its customers.

(e) AT&T will have the right to remove, block, filter or delete, without prior notice to Customer, any Content or suspend Service provided under this Attachment that in AT&T's sole opinion does not comply with the Standards or could subject AT&T to potential liability. AT&T will use reasonable efforts to notify Customer following the removal of any Content. For any Content that is not hosted by AT&T or otherwise located on an AT&T facility, upon AT&T's request Customer agrees to remove promptly any such Content, and Customer agrees to remove promptly any hyperlink from the Web Site to any third-party content, that in either case in AT&T's sole opinion does not comply with the Standards or could subject AT&T to potential liability.

4.     DOMAIN NAME SERVICES.

(a) Customer may, from time to time, request that AT&T submit to InterNIC or another Domain Name Registry, on Customer's behalf, domain name registration applications (each, an "Application"), for domain names selected by the Customer (each, a "Domain Name"). In the event that AT&T elects, in its sole discretion, to perform such Service, the Applications shall name AT&T as the Internet Service Provider which will host such domain name. AT&T is not a domain name registry. AT&T's charges for the Domain Name Management Services do not include the domain name registry's fees. Customer shall be responsible for, and shall promptly pay, all such fees.

(b) Customer represents and warrants that (i) all statements on the Application are true and correct; (ii) none of the requested Domain Names or Customer's use of any Domain Name will interfere with the rights of any third party, infringe upon any trademark, service mark or other personal, moral or property right or violate any of the other Standards; and (iii) Customer has a legitimate business purpose for registering each Domain Name, which purpose relates to Customer's purchase of AT&T Services.

(c) With respect to any Domain Name, AT&T may elect to terminate or suspend its hosting of or provision of any DNS Services with respect to any or all of Customer's Domain Names immediately upon written notice in the event that (i) an Application is rejected; (ii) the Domain Name Registration is revoked or placed on "hold" or assigned to a third party; or (iii) AT&T receives or becomes aware of any complaints, conflicting claims or court orders regarding the Domain name.

5.     LIMITATION OF LIABILITY.

(a) NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, AT&T DOMAIN NAME SERVICES, AT&T INTERNET MAIL AND ALL RELATED SOFTWARE ARE PROVIDED ON AN "AS IS" BASIS. AT&T SHALL NOT BE LIABLE IN ANY WAY WHATSOEVER FOR ANY DIRECT OR INDIRECT LOSS, COST OR DAMAGE CUSTOMER MAY INCUR IN CONNECTION WITH CUSTOMER'S USE OF SUCH SERVICES OR SOFTWARE OR AT&T PROVIDING OR FAILING TO PROVIDE SUCH SERVICES OR SOFTWARE TO CUSTOMER. WITHOUT LIMITING THE FOREGOING, AT&T DOES NOT MAKE ANY WARRANTIES REGARDING THE SUCCESSFUL REGISTRATION OF ANY DOMAIN NAME. THE TIME OF SUBMISSIONS OF THE APPLICATION OR CUSTOMER'S RIGHT TO CONTINUED USE OF A DOMAIN NAME AFTER REGISTRATION. AT&T IS NOT REQUIRED TO PARTICIPATE IN ANY DISPUTES RELATING TO THE APPLICATION OR THE REGISTRATION OF ANY DOMAIN NAME.

(b) IF ANY WEB SITE SERVICE FAILS TO PERFORM SUBSTANTIALLY IN CONFORMANCE WITH ITS APPLICABLE PUBLISHED SPECIFICATIONS, AT&T MAY PROVIDE CUSTOMER A PRO-RATED REFUND OR CREDIT OF THE CHARGE(S) APPLICABLE TO THE PORTION OF THE SERVICE THAT PERFORMED IMPROPERLY OR FAILED TO PERFORM, SUBJECT, IN ALL CASES, TO ANY EXCLUSIONS THAT MAY APPLY UNDER THIS AGREEMENT. AT&T'S ENTIRE LIABILITY, AND CUSTOMER'S EXCLUSIVE REMEDY AGAINST AT&T FOR ANY WEB SITE SERVICE DEFECT OR FAILURE WILL BE LIMITED TO THE REMEDY SET FORTH IN THE PRECEDING SENTENCE.

6.     TERMINATION.

Either party may terminate this Attachment or any Web Site Service provided pursuant to this Attachment without cause upon thirty (30) days' written notice to the other party, unless otherwise specifically set forth (i) in any Additional Terms and Conditions to this Attachment; or (ii) in the Price Schedule at the time the applicable Web Site Service is ordered by the Customer.

7.     GENERAL.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

(a) Notices to Customer under this Attachment may also be given electronically to the email address listed on the Cover Sheet to this Attachment.

(b) Unless otherwise specifically set forth in this Attachment, AT&T does not provide any Web design or development services or other professional services as part of the Web Site Services. Any Web design and development services performed in connection with the Web Site Services (whether such services are performed by a member of the AT&T Creative Alliance Program or otherwise) are rendered by independent entities having no affiliation with AT&T. Customer understands that AT&T has no control over and shall have no responsibility or liability with respect to such entities or the services they provide.


             INSERT 1112012 "ADDITIONAL TERMS AND CONDITIONS HERE"

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                                          36 MONTH FRS 18

--------------------------------------------------------------------------------
ACCESS CIRCUITS                             INSTALLATION                 MONTHLY
--------------------------------------------------------------------------------
T1.5 access @ Minneapolis-A
T1.5 access @ Minneapolis-B
T1.5 access @ New York
T1.5 access @ Palo Alto
                                   [Confidential Treatment Requested]
Total Access Discounts
TOTAL ACCESS CIRCUITS
36 month FRS 18 applied
--------------------------------------------------------------------------------
PORTS AND PVC'S                             INSTALLATION                 MONTHLY
--------------------------------------------------------------------------------
1544K Port     Minneapolis-A

1544K Port     Minneapolis-B
                                   [Confidential Treatment Requested]
1544K Port     New York
512kb PVC      To Minneapolis-A
1544K Port     Palo Alto
512kb PVC      To Minneapolis-B

Total Frame Discounts
TOTAL PORTS AND PVC'S
36 month FRS 18 applied-$10K MMRC
--------------------------------------------------------------------------------
SERVICE TOTAL                               INSTALLATION                 MONTHLY
--------------------------------------------------------------------------------
Total Access Circuits
Total Frame Relay Components       [Confidential Treatment Requested]
Less: Total Discounts
GRAND TOTAL


Unless otherwise specified in writing by AT&T, this proposal shall expire in sixty (60) days. Each party may withdraw from discussions relating to this proposal at any time without liability or further obligation to the other party. Submission of this proposal does not obligate either party to enter a contract of any kind, create legal obligations on the part of either party or obligate either party to pay expenses incurred by the other party.

This proposal contains proprietary and confidential AT&T information that:
CUSTOMER is required to maintain as confidential, CUSTOMER may use only to evaluate a possible business arrangement with AT&T and CUSTOMER may not disclose to any third party without the advance written consent of AT&T and pursuant to an AT&T approved written non-disclosure agreement.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                          AT&T CONTRACT TARIFF ORDER FORM
--------------------------------------------------------------------------------
Cutomer Name (Full Legal     AT&T Corp.
Name):
NetRadio
            ("Customer")                      ("AT&T")
--------------------------------------------------------------------------------
Customer Address:            AT&T Address:
--------------------------------------------------------------------------------
Riverplace Exposition        1100 Walnut Street           AT&T Contact Name:
Hall                         8th Floor                    Jeff Breinig
43 Main Street SE
Suite 149
--------------------------------------------------------------------------------
City    State   Zip Code     City    State    Zip Code    AT&T Contact Telephone
Minneapolis, MN 55           Kansas City, MO 64106        Number:
                                                          800-225-5856 x 4278
--------------------------------------------------------------------------------
CUSTOMER HEREBY PLACES AN ORDER FOR:
  New AT&T Contract Tariff (attachment required)         Existing AT&T Contract
                                                         Tariff NO. 10607
                                                         (attachment required)

Customer HEREBY agrees to the following term and revenue COMMITMENT:

TERM:            [Confidential Treatment Requested]

MMRC:  Tariff 4  [Confidential Treatment Requested]

--------------------------------------------------------------------------------
EXISTING PRICING PLAN REPLACEMENT DISCONTINUANCE:
       Check here and identify below any AT&T CT or other AT&T pricing plan being discontinued in conjunction with this order. Also specify the CT No., Plan ID No. or Main Billed Account No. (Note: Charges may apply as specified in the plan being discontinued.)
--------------------------------------------------------------------------------
1. Services will be provided under the Contract tariff ("CT") ordered hereunder, subject to the rates, terms and conditions in the CT as well as the AT&T tariffs (if any) referenced in the CT ("Applicable
       Tariffs"), as those Applicable Tariffs may be modified from time to time.

2. This Form (including its addenda, if any), the CT and the Applicable Tariffs constitute the entire agreement (collectively the "Agreement") between Customer and AT&T with respect to the services provided under the CT and supersede any and all prior agreements, proposals, representations, statements, or understandings, whether written or oral, concerning such services or the rights and obligations relating to such services. In the event of any inconsistency between the terms of this Form (including its addenda, fi any) and the CT or Applicable Tariffs, the terms of the Applicable Tariffs and CT shall prevail. In the event of any inconsistency between the terms of the CT and the Applicable Tariffs, the terms of the CT shall prevail. Except for changes to rates (to the extent permitted under the CT) and changes to the Applicable Tariffs, no change, modification or waiver of any of the terms of this Agreement shall be binding unless reduced to writing and signed by authorized representatives of both parties and, to the extent required by law filed with FCC.

3. Except to the extent that the federal law applies, the construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules.

4. EXCEPT FOR ANY WARRANTIES EXPRESSLY MADE IN THIS AGREEMENT, AT&T EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING B UT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT AUTHORIZE ANYONE TO MAKE A WARRANTY OF ANY KIND ON ITS BEHALF AND CUSTOMER SHOULD NOT RELY ON ANYONE MAKING SUCH STATEMENTS.

5. As to new CTs, Customer may, as its sole remedy, cancel this order for the CT without liability before the CT becomes effective if, without Customer's consent: (a) AT&T fails to file the CT with the FCC within 30 days after the date this Form is signed by both parties: (b) the CT as filed is not consistent with the attached illustrative copy; or (c) the CT does not go into effect within 30 days after filing.

6. Orders for existing CTs will be accepted and implemented by AT&T only if the specified CT is available when ordered and Customer is eligible for the CT. THE CUSTOMER'S INITIAL SERVICE DATE (CISD) REFERENCED IN THE CT SHALL BE one (1) day after AT&T sign date.
7. Customer shall provide installation instructions and other information as required by AT&T.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

================================================================================
YOUR SIGNATURE ACKNOWLEDGES THAT YOU HAVE READ, UNDERSTAND AND AGREE TO THE PROVISIONS OF THIS AGREEMENT AND THAT YOU ARE DULY AUTHORIZED TO SIGN THIS AGREEMENT.
================================================================================
CUSTOMER                                   AT&T
Full Legal Name: NetRadio
                ----------------------

By:  /s/ Edward A. Tomechko                By:
   -----------------------------------         -------------------------------
       (Authorized Customer Signature)         (Authorized AT&T Signature)

EDWARD A. TOMECHKO, C.E.O. & PRESIDENT
--------------------------------------     -----------------------------------
(Typed or Printed Name and Title)          (Typed or Printed Name and Title)

Date:   3/5/99                             Date:
     -----------------------------              --------------------
                                AT&T PROPRIETARY

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

Adm. Rates and Tariffs                                 CONTRACT TARIFF NO. 10607
Bridgewater, NJ 08807                                        Original Title Page
Issued: November 6, 1998                             Effective: November 7, 1998


                     **All Material on this page is new.**

                           CONTRACT TARIFF NO. 10607

                                  TITLE PAGE

This Contract Tariff applies to AT&T Domestic services consisting of: Domestic ACCUNET T1.5 Services, Domestic ACCUNET Spectrum of Digital Services; AT&T Switched Digital Services consisting of: Domestic InterSpan Frame Relay Service; AT&T Local Channel Service, and to AT&T Switched Digital Services consisting of: AT&T International InterSpan Frame Relay Service for interstate or foreign communications in accordance with the Communications Act of 1934, as amended.

Telecommunications services provided under this Contract Tariff are furnished by means of wire, radio, satellite, fiber optics or any suitable technology or combination of technologies.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

Adm. Rates and Tariffs                                 CONTRACT TARIFF NO. 10607
Bridgewater, NJ 08807                                        Original Title Page
Issued: November 6, 1998                             Effective: November 7, 1998

                     **All Material on this page is new.**

                           CONTRACT TARIFF NO. 10607

                                  CHECK SHEET

The Title Page and Pages 1 through 8 inclusive of this tariff are effective as of the date shown.

                                  TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Check Sheet. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
List of Concurring, Connecting and Other Participating Carriers. . . . . .  1
Explanation of Symbols - Coding of Tariff Revisions  . . . . . . . . . . .  1
Trademarks and Service Marks . . . . . . . . . . . . . . . . . . . . . . .  2
Explanation of Abbreviations . . . . . . . . . . . . . . . . . . . . . . .  2
Contract Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

LIST OF CONCURRING, CONNECTING AND OTHER PARTICIPATING CARRIERS

CONCURRING CARRIERS - NONE

CONNECTING CARRIERS - NONE

OTHER PARTICIPATING CARRIERS - NONE

EXPLANATION OF SYMBOLS - Coding of Tariff Revisions

Revisions to this tariff are coded through the use of symbols. These symbols appear in the right margin of the page. The symbols and their meanings are:

       R - to signify reduction.
       I - to signify increase.
       C - to signify changed regulation.
       T - to signify a change in text but no change in rate or regulation. S - to signify reissued matter.
       M - to signify matter relocated without change.
       N - to signify new rate or regulation.
       D - to signify discontinued rate or regulation.
       Z - to signify a correction.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

Adm. Rates and Tariffs                                 CONTRACT TARIFF NO. 10607
Bridgewater, NJ 08807                                        Original Title Page
Issued: November 6, 1998                             Effective: November 7, 1998

                      **All Material on this page is new.**

TRADEMARKS AND SERVICE MARKS -The following marks, to the extent, if any, used throughout this tariff, are trademarks and service marks of AT&T Corp.


                   Trademarks        Service Marks
                   -------------------------------
                   None              ACCUNET


EXPLANATION OF ABBREVIATIONS
Adm                - Administrator
IOCs               - Inter Office Channels
kbps               - kilobits per second
Mbps               - Megabits per second


DETARIFFING - If during the term of this Contract Tariff, the AT&T Tariffs referenced herein ("Applicable AT&T Tariffs") are detariffed in whole or in part pursuant to a statutory change, order or requirement of a governmental or judicial authority of competent jurisdiction, then following such detariffing:

(i) the terms and conditions for the Services Provided will remain the same as those in this Contract Tariff, except that the relevant terms and conditions contained in the Applicable AT&T Tariffs will remain the same as those in effect as of the date AT&T detariffs in whole or in part those Applicable AT&T Tariff provisions, and will be incorporated as part of this Contract Tariff, and

(ii) the rates for the Services Provided will be:

          (a) to the extent Applicable AT&T Tariff provisions remain filed and effective, those rates specified in such Applicable AT&T Tariff provisions, as amended from time to time; and

          (b) to the extent that this Contract Tariff contains specific rates or rate schedules that would apply in lieu of (or in addition to) the rates or rate schedules in Applicable AT&T Tariffs, such specific Contract Tariff rates and rate schedules; and

          (c) to the extent Applicable AT&T Tariff provisions are detariffed, and (b) preceding does not apply, those rates specified in the applicable AT&T Price Lists, as amended from time to time.

In all cases (a, b or c), the applicable rates shall continue to be subject to any discounts, waivers, credits, and restrictions on rate changes that may be contained in this Contract Tariff. Where rates and rate changes (both increases and decreases) would have been calculated by reference to a tariff rate that has been detariffed, rates and rate changes shall instead be calculated during the term of this Contract Tariff by reference to applicable AT&T Price Lists and (to the extent changes to tariff rates were permitted under this Contract Tariff) AT&T shall have the right to change its Price Lists from time to time.

All references to the AT&T Tariffs in this Contract Tariff shall be construed to mean the AT&T Tariffs specified herein, as well as the documents which will replace those tariffs, including the AT&T Price Lists, when AT&T cancels those tariffs.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                                                       CONTRACT TARIFF NO. 10607
Adm. Rates and Tariffs                                           Original Page 3
Bridgewater, NJ  08807
Issued:  November 6, 1998                           Effective:  November 7, 1998

                      ** All material on this page is new. **

                            CONTRACT TARIFF NO. 10607

1.  SERVICES PROVIDED:

    A.      DOMESTIC SERVICES

       1. AT&T Private Line Services (AT&T Tariff F.C.C. No. 9) consisting of:

            (a)  Domestic ACCUNET T1.5 Service IOCs and Access Connections
            (b)  Domestic ACCUNET T1.5 Service M-24 Multiplexing Office
                 Functions
            (c)  Domestic 56/64 kbps ACCUNET Spectrum of Digital Services
                 (ASDS) IOCs and Access Connections
            (d)  Domestic 128 kbps and above ASDS IOCs and Access Connections

       2. AT&T Local Channel Service (AT&T Tariff F.C.C. No. 11) consisting of:

            (a)  AT&T Terrestrial 1.544 Mbps Access Coordination Functions
            (b)  AT&T Terrestrial 1.544 Mbps Local Channels
            (c)  56/64 kbps ACCUNET Generic Digital Access Local Channels
                 (GDA)
            (d) 56/64 kbps ACCUNET Generic Digital Access Local Channel Access Coordination Functions

       3. AT&T Switched Digital Services (AT&T Tariff F.C.C. No. 4) consisting of:

            (a)  Domestic InterSpan Frame Relay Services (FRS)

    B.      INTERNATIONAL SERVICES

       1. AT&T Switched Digital Services (AT&T Tariff F.C.C. No. 4) consisting of:

            (a)  International InterSpan Frame Relay Service (FRS)

1.1 INITIAL QUANTITIES - The Initial Quantities of AT&T Private Line and Local Channel Service components are as follows:

    A. AT&T PRIVATE LINE SERVICES

1 ACCUNET T1.5 Service Access Connection and/or 1 56/64 kbps ASDS Access Connection

    B. AT&T LOCAL CHANNEL SERVICES

1 AT&T Terrestrial 1.544 Mbps Local Channel and/or 1 56/64 kbps GDA Local
Channel

1 AT&T Terrestrial 1.544 Mbps and/or 1 56/64 kbps GDA Access Coordination
Function

2. CONTRACT TARIFF TERM; RENEWAL OPTIONS - The term of this Contract Tariff is 2, 3, 4, or 5 years beginning with the Customer's Initial Service Date
(CISD).  No renewal option is available for this Contract Tariff.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                                                       CONTRACT TARIFF NO. 10607
Adm. Rates and Tariffs                                           Original page 4
Bridgewater, NJ  08807
Issued:  November 6, 1998                           Effective:  November 7, 1998

                    ** All material on this page is new. **

3.  MINIMUM COMMITMENTS/CHARGES

    A. AT&T INTERSPAN FRAME RELAY SERVICES - The Customer must commit to either a two, three, four or five year term with an undiscounted Minimum Monthly Revenue Commitment (MMRC) level of either [Confidential Treatment Requested] per month. Starting in the 7th month following the CISD and for the remainder of the Contract Tariff Term, the Customer must maintain the selected MMRC level. The MMRC will be satisfied by including Frame Relay Volume Price Plan (FRVPP) Eligible FRS Charges, as specified in AT&T Tariff F.C.C. No. 4, as amended from time to time. If, in any month, the Customer fails to meet the MMRC, the Customer will be billed a shortfall charge in an amount equal to the difference between the MMRC and the sum of the actual undiscounted FRVPP Eligible FRS Charges for the domestic and international FRS components, in service for that month.

4.  CONTRACT PRICE

    A. AT&T PRIVATE LINE SERVICES

       1. The Contract Price for the AT&T Private Line Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 9, as amended from time to time.

    B. AT&T LOCAL CHANNEL SERVICES

       1. The Contract Price for the AT&T Local Channel Services provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 11, as amended from time to time.

    C. AT&T INTERSPAN FRAME RELAY SERVICE

       1. The Contract Price for AT&T InterSpan Frame Relay Service provided under this Contract Tariff is the same as the undiscounted Recurring and Nonrecurring Rates and Charges for FRS as specified in AT&T Tariff F.C.C. No. 4, as amended from time to time.

5. DISCOUNTS - The following discounts are the only discounts for the Services Provided under this Contract Tariff. No other discounts apply. Unless modified below, the Base Discounts listed in this section are the same discounts as specified in the AT&T Tariffs referenced in Section 1., preceding, as amended from time to time.

    A. AT&T INTERSPAN FRAME RELAY SERVICES - In lieu of the InterSpan Frame Relay Services discounts specified in AT&T Tariff F.C.C. No. 4, one of the following discounts based on the MMRC for either the 2, 3, 4, or 5 year term commitment will apply and will be applied in the same manner as the FRVPP discounts as specified in AT&T Tariff F.C.C. No. 4.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                                                       CONTRACT TARIFF NO. 10607
Adm. Rates and Tariffs                                           Original Page 5
Bridgewater, NJ  08807
Issued:  November 6, 1998                           Effective:  November 7, 1998

                    ** All material on this page is new. **

5.A.AT&T INTERSPAN FRAME RELAY SERVICES (CONTINUED)

    Minimum                        Discounts
    Monthly
    RevenueTwo        Three     Four      Five
    Commitment        Years     Years     Years     Years
    ----------        -----------------------------------

                      [Confidential Treatment Requested]

    B. AT&T LOCAL CHANNEL SERVICES

       1. Based on the Contract Tariff term commitment, the Customer will receive one of the following discounts which will be applied to the AT&T Terrestrial 1.544 Mbps and 56/64 kbps GDA Local Channels provided under this Contract. These discounts do not apply to Terrestrial 1.544 Mbps Local Channels under an AVA and/or AVP.

    Contract Tariff
          Term           Monthly T1.5 Mbps      Monthly 56/64 kbps GDA
       Commitment     Local Channel Discount    Local Channel Discount
       ---------------------------------------------------------------

                [Confidential Treatment Requested]

    C. AT&T PRIVATE LINE SERVICE IOCS

       1. Based on the Contract Tariff term commitment, the Customer will receive one of the following discounts which will be applied to the AT&T 56/64 kbps ASDS IOCs, 128 kbps and above ASDS IOCs and ACCUNET T1.5 IOCs provided under this Contract Tariff.

 Contract Tariff                         Monthly 128 kbps
      Term         Monthly 56/64 kbps       and above           Monthly ACCUNET
   Commitment      ASDS IOC Discount     ASDS IOC Discount     T1.5 IOC Discount
   -----------------------------------------------------------------------------

[Confidential Treatment Requested]

                                                       CONTRACT TARIFF NO. 10607
Adm. Rates and Tariffs                                           Original Page 6
Bridgewater, NJ  08807
Issued:  November 6, 1998                           Effective:  November 7, 1998

                    ** All material on this page is new. **

6.  CLASSIFICATIONS, PRACTICES AND REGULATIONS

    A. All references in the Applicable AT&T Tariffs to "tariffs",
"tariffed services" or other variations thereof shall also mean this Contract Tariff and the services provided under this Contract Tariff.

    B. MONITORING CONDITIONS - None.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

The Customer is ineligible for any promotions, credits or waivers for the Services Provided under this Contract Tariff, which are filed or which may be filed in the AT&T tariffs specified in Section 1., preceding.

The following credits and waivers will be applied to the Customer's bill. If at the end of the Contract Tariff Term the Customer has not fully used any or all of the waiver(s) specified in this Section, the residual value of any such waiver(s) will be set to zero and will not be applied to any other AT&T services.

       1. AT&T PRIVATE LINE SERVICES, AT&T INTERSPAN FRAME RELAY AND AT&T LOCAL CHANNEL SERVICES

            (a) AT&T will waive the nonrecurring Installation Charges for each new ACCUNET T1.5 Access Connection, 56/64 kbps ASDS Function Connections, ACCUNET T1.5 M-24 Multiplexing Office Function and ASDS Access Connection as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time, the AT&T Terrestrial 1.544 Mbps and 56/64 kbps GDA Local Channels and associated Access Coordination Functions as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, provided such service components: (1) are installed on or after the CISD, (2) remain in service for at least 12 months, except for upgrades to higher speeds. If any of the service components are disconnected for any reason prior to the 12 months, the waived nonrecurring charges for the installation of the disconnected service components will be billed to the Customer at the time of disconnect. If a service component has not been in service for the minimum period of 12 months prior to the expiration of the Contract Tariff Term, the Customer may elect to be billed the waived nonrecurring charges at the end of the Contract Tariff Term, elect to continue the services in another AT&T Contract Tariff or include the services in either a new or existing term plan for AT&T Tariff F.C.C. Nos. 9 and 11 services applicable to Contract Tariffs. If the Customer elects to continue the services, the obligation for the services to remain in-service for the minimum period of 12 months no longer applies.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                                                       CONTRACT TARIFF NO. 10607
Adm. Rates and Tariffs                                           Original Page 7
Bridgewater, NJ  08807
Issued:  November 6, 1998                           Effective:  November 7, 1998

                    ** All material on this page is new. **

6.C.1. AT&T PRIVATE LINE SERVICES, AT&T INTERSPAN FRAME RELAY AND AT&T LOCAL CHANNEL SERVICES (CONTINUED)

       (b) AT&T will waive the nonrecurring Installation Charges for the installation of new FRVPP eligible FRS components as specified in AT&T Tariff F.C.C. No. 4, as amended from time to time, for InterSpan Frame Relay Services, provided such new FRVPP eligible FRS components: (1) are installed on or after the CISD; (2) have not been disconnected and reconnected after the CISD and (3) remain in service for at least 12 months. If a FRVPP eligible FRS component is disconnected for any reason prior to 12 months, the waived nonrecurring Installation Charges for that component will be billed at the time of disconnect. If a service component has not been in service for the minimum period of 12 months prior to the expiration of the Contract Tariff Term, the Customer may elect to be billed the waived nonrecurring charges at the end of the Contract Tariff Term, or elect to continue the services in another AT&T Contract Tariff or include the services in either a new or existing term plan for AT&T Tariff F.C.C. No. 4 services applicable to Contract Tariffs. If the Customer elects to continue the services, the obligation for the services to remain in-service for the minimum period of 12 months no longer applies.

       (c) AT&T will waive the discounted recurring charges for each new and/or existing ACCUNET T1.5 Service Access Connection, M-24 Multiplexing Office Function and 56/64 kbps ASDS Access Connections as specified in AT&T Tariff F.C.C. No. 9, as amended from time to time, and associated new and/or existing AT&T Terrestrial 1.544 Mbps and 56/64 kbps GDA Access Coordination Functions as specified in AT&T Tariff F.C.C. No. 11, as amended from time to time, provided such service components: (1) are in service on or after the CISD; (2) are associated directly with AT&T Switched Services provided under AT&T Tariff F.C.C. Nos. 1 and 2 and/or AT&T InterSpan Frame Relay Service provided under AT&T Tariff F.C.C. No. 4 and (3) remain in service for at least 12 months. If any of the service components are disconnected for any reason prior to the 12 months, the waived recurring charges for the disconnected service components will be billed at the time of disconnect. If a service component has not been in service for the minimum period of 12 months prior to the expiration of the Contract Tariff Term, the Customer may elect to be billed the waived recurring charges at the end of the Contract Tariff Term, elect to continue the services in another AT&T Contract Tariff or include the services in either a new or existing term plan for AT&T Tariff F.C.C. Nos. 9 and 11 services applicable to Contract Tariffs. If the Customer elects to continue the services, the obligation for the services to remain in-service for the minimum period of 12 months no longer applies.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                                                       CONTRACT TARIFF NO. 10607
Adm. Rates and Tariffs                                           Original Page 8
Bridgewater, NJ  08807
Issued:  November 6, 1998                           Effective:  November 7, 1998

                    ** All material on this page is new. **

    D. DISCONTINUANCE - In lieu of any Discontinuance With or Without Liability provisions that are specified in the AT&T tariffs referenced in
Section 1., preceding, the following provisions shall apply.

The Customer may discontinue this Contract Tariff prior to the end of the Contract Tariff Term, provided the Customer replaces this Contract Tariff with other AT&T Tariff F.C.C. Nos. 4, 9 and 11 Services or another AT&T Contract Tariff for AT&T Tariff F.C.C. Nos. 4, 9 and 11 Services having: (i) equal or greater volume commitments and (ii) a new term equal to or greater than the remaining term, but not less than 2 years.

If the Customer discontinues this Contract Tariff for any reason other than specified above, prior to the expiration of the Contract Tariff Term, a Termination Charge will apply. The Termination Charge for AT&T Private Line, AT&T InterSpan Frame Relay and AT&T Local Channel Services will be an amount equal to 35% of each respective MMRC for each remaining month of the Contract Tariff Term.

    E. OTHER REQUIREMENTS - Not Applicable.

    F. AVAILABILITY - This Contract Tariff is available only to Customers who:
(1) will order this Contract Tariff only once, either by the Customer or any Affiliate of the Customer, which is any entity that owns a controlling interest in either the Customer or an Affiliate of the Customer, or any entity in which a controlling interest is owned by either the Customer or an Affiliate of the Customer; (2) orders service within 120 days after the effective date of this Contract Tariff for initial installation of the Services Provided under this Contract Tariff within 60 days after the date ordered and (3) have received an offer for substantially similar services from another provider at an equal or lower price in which the nonrecurring installation charges have been waived.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

AMENDMENT TO AT&T NETWORKED COMMERCE SERVICES GENERAL AGREEMENT, AT&T WEB SITE SERVICES ATTACHMENT ADDITIONAL TERMS AND CONDITIONS AND AT&T DEDICATED HOSTING SERVICE
                    LEVEL 2 ADDITIONAL TERMS AND CONDITIONS

This Amendment, effective as of the date of the last signature herein to the AT&T Networked Commerce Services General Agreement, AT&T Web Site Services Attachment Additional Terms and Conditions and AT&T Dedicated Hosting Service Level 2 Additional Terms and Conditions (the "Agreements") between NetRadio Network ("Customer) and AT&T Corporation ("Provider") dated March 12, 1999, is hereby incorporated with reference to the following:

                                  WITNESSETH:

Whereas, Customer agrees to amend and define certain obligations of the parties hereto pursuant to the Agreements.

Whereas, Provider agrees to amend and define certain obligations of the parties hereto pursuant to the Agreements.

Whereas, Customer and Provider agrees to amend certain obligations and incorporate this Amendment as expressed and set forth.

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein the parties agree as follows:

The Agreements are amended as follows:

1. Provider shall provide MRTG graphs for bandwidth monitoring purposes for the following locations: PAIX, NYC and ALS Minneapolis.

2. Provider shall be responsible for Customer backups for PAIX and NYC only. Customer is responsible for server backups in ALS Minneapolis.

3. Provider requires as much as a four (4) hour response time for outages (Service and replacement of servers) in the PAIX Data Center. Only Compaq 7x24x4 maintenance shall be provided for Customer's servers in ALS Minneapolis.

4. Provider shall be responsible for moving Customer's servers and back end frame relay connection from PAIX to the Redwood City Data Center when the new data center becomes operational. Provider shall provide sufficient notice to move in and shall coordinate timing with Customer.

5. Provider shall provide unmanaged service for Customer in ALS Minneapolis. CERFnet shall only provide MRTG graphs for Customer servers in this location.

6.  Server maintenance shall be provided by Compaq.

7. Provider shall install and support "Redhat version 5.2" Linux OS for Customer's servers.

All other Terms and Conditions pursuant to the Agreements shall remain in full force and effect.

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

Amendment Dated:  March 19, 1999


Amendments to AT&T Networked Commerce Services General Agreement,
AT&T Web Site Services Attachment Additional Terms and Conditions and AT&T Dedicated Hosting Service Level 2 Additional Terms and Conditions for NetRadio Network
March 19, 1999
Page 2 of 2


The parties have caused this Amendment to be executed by duly authorized representatives as indicated herein below.


           AT&T CORPORATION                          NETRADIO NETWORK


Name:                                      Name: EDWARD A. TOMECHKO
     -------------------------------             -------------------------------
(Print)                                    (Print)

Title:
       -----------------------------       Title:  PRESIDENT & C.E.O.
                                                   -----------------------------
Signature:
           -------------------------
                                           Signature:  /s/  Edward A. Tomechko
                                                      ------------------------
Date:
     -------------------------------       Date:       3/22/99
                                                 -----------------------------

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

                        ADDITIONAL TERMS AND CONDITIONS

--------------------------------------------------------------------------------
 Customer Name                         Service Period: (Specify)

 NetRadio Network                      Twenty-Four (24) months
--------------------------------------------------------------------------------

1.     INITIAL CONTRACT TERM, SERVICE PERIOD, AND BILLING

This Attachment is effective when signed by Customer and accepted in writing by AT&T ("Effective Date"). The Initial Contract Term begins on the Effective Date and, if applicable, ends on the anniversary of the Implementation Date (as defined below) unless terminated earlier in accordance with the provisions hereof. Charges for Customer's early cancellation of service are set forth on the Price Sheet. After the initial Contract Term, this Attachment shall continue in effect until terminated as set forth in the Agreement; provided, however, that in the case of Collocated Web Services (as defined below), this Attachment shall expire no later than the date on which the Lease (as defined below), expires or is terminated unless the same has been replaced with another Lease, and provided further that it is understood that AT&T shall have no obligation to renew, extend, keep in effect or replace the Lease. Billing with respect to each site, begins as of the date of physical completion of server deployment and connection of the server at AT&T's network ("Implementation Date"), regardless of when or whether the Customer's content has been deployed. The Service Period begins on the Implementation Date.

2.     ABSENCE OF SUPPORT FOR AUTHORING TOOLS OR CONTENT

Customer is solely responsible for creating, updating and maintaining the Content. AT&T will not provide support for use of content authoring tools or other support in connection with the Content of Customer's Web Site.

3.     COLLOCATION SPACE

The services covered by this Attachment may involve the provision to Customer of collated web service ("Collocated Web Services"), which include a AT&T or Customer-owned server or other equipment that is to be collocated on AT&T's premises and which may include use of third party software, hardware, or other third party services. The collocation space (the "Space"), which is in premises that may be leased by AT&T, is described on Exhibit A. If Customer has elected to do so, AT&T agrees to allow Customer to place certain equipment (the "Equipment") as defined in Exhibit A, subject and subordinate to the terms and provisions of the applicable lease or leases (the "Lease") between AT&T or its Affiliates and the landlord or landlords of the Space. The Equipment shall be approved by AT&T prior to installation in the Space and shall not exceed the standard dimensions identified in the Price Sheet. Customer hereby accepts the Space in its as is condition and acknowledges that AT&T has no obligation to make alterations, improvements, additions, decorations or changes within the leased premises, Space or any part thereof. In connection with the provision of the Space, AT&T shall provide to Customer the installation services, remote hand services and other space services set forth on Exhibit A hereto. In the event of any taking by eminent domain or damage by fire or other casualty to the leased premises or the Space, Customer shall acquiesce and be bound by any action taken by or agreement entered into between AT&T or its Affiliates and the landlord or landlords with respect hereto.

4.     EQUIPMENT

All right, title and interest in all facilities and associated equipment provided by either party shall at all times remain exclusively with such party. Neither party shall create any liens or encumbrances with respect to such facilities or equipment of the other party. Upon termination of Collocated Web Services, Customer shall as promptly as possible and in any event within 60 days of termination, release to AT&T all ____ addresses provided by At&T in connection with the Collocated Web Services. Upon rumination of Collocated Web Services. Upon termination of this Agreement, Customer shall leave the Space in as good condition (except for normal wear and tear) as it was at the commencement of this Agreement, and shall remove its Equipment and other property from the Space. Upon sixty (60) days' prior written notice or, in the event of an emergency, with as much notice as may be feasible, AT&T may require Customer at Customers expense to relocate the Equipment within the leased premises, provided, however, that the site of relocation shall afford comparable environmental conditions for the Equipment and comparable accessibility to the Equipment. AT&T shall use reasonable efforts to maintain the Collocated Web Services in accordance with applicable performance standards therefor and to obtain and keep in effect all rights of way required to provide the Collocated Web Service.

AT&T shall have no responsibility for the hardware maintenance, repair of , or any liability of any kind with respect to, facilities and equipment which it did not furnish, and may assess Customer its standard charge for any false call outs.

5.     INDEMNIFICATION

       Without limitation of any other provision of the Agreement, Customer hereby agrees to indemnify and hold harmless AT&T against any and all liabilities, costs, expenses and claims relating to (i) Customers unlawful or improper use of the Collocated Web Services, the Space or leased premises or the AT&T network, (ii) Customers failure to comply with terms and provisions of this Agreement, including without limitation this Attachment, or (iii) property damage or personal injury claims caused by Customer's acts or omissions or arising from its operation of its Equipment or its use of the Space or the leased premises.

6.     ACCESS

As part of the covered services, Customer is granted access into AT&T Space. Customer shall at all times use care when working in and around AT&T's or other Customer's equipment. AT&T, at its sole discretion, may grant Customer use of an access card. In the event such a card is lost or stolen, Customer shall so report to AT&T as soon its loss is discovered. A lost or stolen access card is replaceable upon payment of a replacement fee to AT&T.

7.     INTERNET SERVER AVAILABILITY

Under the AT&T Internet Server Availability guarantee program, AT&T Level 2 Dedicated Hosting Service customers have the confidence that their Web site will be accessible by end users of the global Internet, subject to program rules and regulations set forth below.

If an AT&T-hosted customer reports that an end user has been unable to access their web site due to the unavailability of AT&T content, hosting production web server, the customer will be eligible to receive a credit against his/her hosting Monthly Service Fee incurred during the affected month as specified below, subject to the rules and restrictions set forth below.

------------------------------------------------------------------------
 INTERRUPTION LENGTH                     CREDIT
------------------------------------------------------------------------
 Less than 4 hours                       none
------------------------------------------------------------------------
 4 hours - 7 hours 59 minutes            1/3 day
------------------------------------------------------------------------
 8 hours - 11 hour 59 minutes            1/2 day
------------------------------------------------------------------------
 12 hours - 15 hours 59 minutes          2/3 day
------------------------------------------------------------------------
 16 hours - 24 hours                     one day
------------------------------------------------------------------------

INTERRUPTIONS OF OVER 24 HOURS - Interruptions over 24 hours will be credited 1/6 day for each 4-hour period or period or fraction thereof. No more than one full day's credit will be allowed for any period of 24 hours.
PROGRAM RULES AND REGULATIONS:

1.   Claims may be made only by participating AT&T hosting service customers.

2. An outage under this limited guarantee is defined as unscheduled unavailability of an AT&T web content hosting server and does not include outages for scheduled periods of maintenance and upgrades.

3. Web server availability only applies to content hosting servers used for hosting customer's web site. It does not apply to servers used to provide services other

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406 than this hosting service, including without limitation transaction service servers or AT&T Internet Mail servers.

4. AT&T must be notified in writing of a claim by a customer within 10 days of an occurrence of a possible outage. Customer claims must be sent via to the email address Attsuppport@cert.net or as otherwise specified in the website provided for customer support. All submitted claims must include the date and time of the service outage.

5.     All claims are subject to review and verification by AT&T.

6. AT&T will be the sole party to verify and determine that an AT&T hosting server experienced an outage.

7. A customer may only receive credits equal to up to one (1) months's AT&T hosting service fee during any calendar quarter. A customer will not receive a credit for AT&T web hosting nonrecurring charges, other recurring monthly charges, or charges related to storage space and data download by users.

8. AT&T reserves the right to change or modify the program rules and regulations or discontinue this limited guarantee program at any time without notice.

9. Credits are exclusive of any applicable taxes charged to Customer or collected by AT&T.

This limited guarantee is subject to the applicable AT&T hosting service terms and conditions set forth in the Agreement.

                                     EXHIBIT A
                           REMOTE HANDS TERMS OF SERVICE

1.     REMOTE HANDS SERVICE.

Customer has, pursuant to the Agreement, located certain equipment in the AT&T premises (the "Premises"), and may from time to time request that AT&T perform certain basic services with respect to such equipment. Such services (herein referred to as "Remote Hands Services") offer an opportunity for the Customer to avoid dispatching field services personnel for certain basic on-site activity.

2.     LEVELS OF SERVICE.

Remote Hands Services include 3 levels of service, as follows:

Remote Hands Level 1, provided at no additional cost, involves the most basic activities of an on-site technician, performed with "eyes," "ears" and "fingers," but without involvement of tools, equipment, physical labor, keyboard or other data input. Examples of Level 1 service would include.

       -  pushing a button
       -  switching a toggle
       -  setting a dip switch
       -  power cycling (turning off and on) equipment
       -  securing cabling to connections
       - observing, describing or reporting on indicator lights or display information on machines or consoles
       - basic observation and reporting on local environment in AT&T premises

Remote Hands Level 2, provided for the fees) set forth in the Price Schedule, involves all the services of Level 1, plus some configuration or running of certain basic operations pursuant to real-time instructions of Customer. This level of service does not involve opening or moving equipment or any direct hardware or software interaction. Examples of Level 2 services would include:

       -  running single built in diagnostic equipment
       -  typing commands on a keyboard console
       -  changing of pre-labeled tapes
       -  cable organization, ties or labeling
       - modifying basic cable layout, such as Ethernet or FDDI connections
       -  re-labeling equipment

Remote Hands Level 3, provided for the fee(s) set forth in the Price Schedule, involves all the services of Level 2, plus direct contact with equipment, configuration, including hardware and software interaction, provided Customer provides accurate, understandable real-time instructions. Examples of Level 3 services would include:

       - installation of previously received equipment in existing track space
       -  replacing hardware components with spares or upgrades
       -  adding memory
       - upgrading drive capacity by installation of new or additional disk drives

AT&T shall, in its own reasonable discretion, determine the appropriate level of Remote Hands to which each service request falls.

Remote Hands Services may be purchased on a per hour basis as needed, or on a monthly contract basis. Customer will be billed for services rendered along with Customer's monthly service invoice.

3.     REQUEST PROCEDURE.

Customer shall initiate a Remote Hands Service request by following the procedure set forth in the Configuration Review Form (CRF) provided to Customer, as such procedure may be modified by notice to Customer by AT&T from time to time. Each service request requires a separate initiation by the Customer, by fax, email or other writing if possible. Each request from a Customer which has not elected a contract option shall require an original signed request from a previously authorized Customer representative. In cases of emergency, a signed facsimile transmission service request followed by a signed original is acceptable. AT&T's technicians will use reasonable efforts to respond to a Customer request for Remote Hands Service by telephone or electronic communication within 30 minutes of receipt of the initial Customer request. Technician will assign a Trouble Ticket and will use reasonable efforts to commence the rendering of the service within the time window specified below from the assignment of the Trouble Ticket.

--------------------------------------------------------------------------
            AT&T PREMISE                     SERVICE INITIATION WITHIN
--------------------------------------------------------------------------
 San Diego, 9850                     1 hr
 Scranton Road
--------------------------------------------------------------------------
 New York, 67 Broad Street           1 hr
--------------------------------------------------------------------------
 Los Angeles, 700 Flower             1 hr between 8:00 am - 5:00pm.
                                     4 hrs between 5:00pm - 8:00 am
--------------------------------------------------------------------------
 San Francisco, PAIX                 1 hr between 8:00 am - 5:00pm
                                     4 hrs between 5:00pm - 8:00 am
--------------------------------------------------------------------------
 Boston                              1 hr between 8:00 am - 5:00pm
                                     4 hrs between 5:00pm - 8:00 am
--------------------------------------------------------------------------
 Philadelphia                        1 hr between 8:00 am - 5:00pm
--------------------------------------------------------------------------

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

--------------------------------------------------------------------------
                                     4 hrs between 5:00pm - 8:00 am
--------------------------------------------------------------------------
 Princeton                           1 hr between 8:00 am - 5:00pm
                                     4 hrs between 5:00pm - 8:00 am
--------------------------------------------------------------------------
 Chicago                             1 hr between 8:00 am - 5:00pm
                                     4 hrs between 5:00pm - 8:00 am
--------------------------------------------------------------------------

5.     NO WARRANTY/LIMITATION ON DAMAGES.

Customer acknowledges that AT&T will provide Remote Hands Services under Customer's specific direction. AT&T DOES NOT OFFER OR PROVIDE (AND HEREBY DISCLAIMS) ANY WARRANTY WITH RESPECT TO REMOTE HANDS SERVICES. NOTWITHSTANDING ANYTHING CONTAINED IN THE AGREEMENT TO THE CONTRARY, THE REMOTE HANDS SERVICES ARE PROVIDED ON AN "AS IS" BASIS. AT&T SHALL NOT BE LIABLE IN ANY WAY WHATSOEVER FOR ANY DIRECT OR INDIRECT LOSS, COST OR DAMAGE CUSTOMER MAY INCUR IN CONNECTION WITH AT&T PROVIDING OR FAILING TO PROVIDE THE REMOTE HANDS SERVICES TO CUSTOMER.

6.     INDEMNITY.

Customer will at all times defend, indemnify and hold harmless AT&T from and against any and all damages, liabilities, losses, penalties, interest and other expenses (including without limitation, reasonable attorney's fees), whether or not arising out of or relating to any third party claims, and regardless of the form of action, whether in contract, tort, strict liability or otherwise, concerning AT&T's provision of the Remote Hands Services to Customer.


                                      EXHIBIT B
                            SERVICE COMPONENTS AND PRICING

This exhibit specifies the AT&T Dedicated Hosting Service hardware and software components, along with one-time service set-up fees, recurring service fees, and standard charges for other services which may be requested from time to time under the term of the Agreement.

SECTION 1: STANDARD SERVICE FEE

Standard fees include recurring and non-recurring charges. Nonrecurring charges are for site set-up, which includes hardware and software installation, configuration and testing, and Remote Hands Service, which may be requested by the customer as needed during the term of the Agreement.

TABLE 1. NON-RECURRING CHARGES.

----------------------------------------------------------
     Basic Site Registration Set-Up   [Confidential Treatment
     Charge                           Requested]
----------------------------------------------------------
     On-demand Remote Hands Service
        Level 1
        Level 2             [Confidential Treatment Requested]
        Level 3
----------------------------------------------------------

TABLE 2. RECURRING CHARGES (PER MONTH).

----------------------------------------------------------

       Bandwith*   1.5 Mbps           [Confidential Treatment
                                      Requested]

                   1 Mbps additional  [Confidential Treatment
                         bandwidth    Requested]
----------------------------------------------------------

Maintenance, Monitoring, Power and Standard  [Confidential
Rack Space (per server)                      Treatment
                                             Requested]
----------------------------------------------------------
Contracted Remote   Hours per      Level     Level
Hands Service       month              2         3
                    -----------------------------------
                    0 to 10

                    0 to 25           [Confidential Treatment
                                      Requested]
                    0 to 50
----------------------------------------------------------

SECTION 2: QUOTED SERVICE FEES

Service fees are quoted for each contract for the following components:

LEASE: Rental of equipment and software provided by AT&T.

RACK SPACE: Non-standard rack space.

ADDITIONAL INSTALLATION AND SET-UP FEES: Installation and set-up of more than one server system and software.

BANDWIDTH OPTIONS: Bandwidth values other than those described in "Section 1:
Standard Service Fees." rate shaping and bursting options.

Detailed information about quoted charges, including descriptions and itemized pricing, is specified below in "SECTION 3: Services and Fees."

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

SECTION 3: SERVICES AND FEES

TABLE 3. DETAILED CHARGES FOR HARDWARE. Detailed description of hardware to be provided with charges for installation and monthly rental (if applicable).

-------------------------------------------------------------------------------
 Description:   QUANTITY of [Confidential Treatment Requested] for each of the blow described items ([Confidential Treatment Requested]
                servers to be located at the NYC facility, [Confidential
                Treatment Requested]  servers to be located at the DEC PAIX &
                [Confidential Treatment Requested] servers at ALS MN: Compaq
                Proliant 1850R +50Mhz, additional 450 Mhz processor, 64MB
                Memory, 128 MB Memory, 256MB Memory,  9.1GB Hard Disk,
                Redundant Power Supplies.  Redundant PCI 10/100MB.  Remote
                Insight Board.
-------------------------------------------------------------------------------
                                               Comments/Additional
                                  Amount       Information
-------------------------------------------------------------------------------
 Installation/Set-up           [Confidential   Total of [Confidential
                                 Treatment     Treatment Requested] Servers,
                                Requested]     [Confidential Treatment
                                               Requested] on each
 Monthly Fee                                   coast,[Confidential Treatment
                                               Requested] at ALS MN


                                               Hardware lease/rental fee
-------------------------------------------------------------------------------

TABLE 4. DETAILED CHARGES FOR SOFTWARE. Detailed description of software to be provided with charges for installation and monthly rental (if applicable).

-------------------------------------------------------------------------------
                                  Amount       Comments/Additional
                                               Information
-------------------------------------------------------------------------------
 Installation/Set-up           [Confidential
 Monthly Fee                     Treatment
                                Requested]
-------------------------------------------------------------------------------

TABLE 5. DETAILED CHARGES FOR ADDITIONAL FEATURES AND SERVICES. Detailed description of any additional features or services with charges for installation and any monthly charge.

-------------------------------------------------------------------------------
 Description: [Confidential Treatment Requested] Cisco 1601 routers, [Confidential Treatment Requested] Data Center Cross Connect Setup Fees & Monthly Fees
-------------------------------------------------------------------------------
                            Amount            Comments/Additional
                                              Information
-------------------------------------------------------------------------------
 Installation/Set-up        [Confidential     [Confidential Treatment
                            Treatment         Requested]  Cisco 1601 Setup Fee
                            Requested]        & Frame
                                              Relay/Private Line Cross Connect
                                              SetUp Fee

 Monthly Fee                [Confidential     [Confidential Treatment
                            Treatment         Requested] Cisco 1601
                            Requested]        lease/rental fee & Frame
                                              Relay/Private Line Cross Connect,
                                              Monthly Fee
-------------------------------------------------------------------------------

SECTION 4: SUMMARY OF CHARGES:

This detailed itemization will constitute the customer ordered and agreed to equipment, software components and configurations.

AT&T Dedicated Hosting Service Level 2 offer includes four key elements plus an installation fee. These elements are combined as required to build the client's customized server configurations.

B:     Ethernet connection unit to a cluster of maximum three (3) servers.

L:     Lease of certified Sun or Compaq computers (optional) plus software.

M:     OS maintenance, performance monitoring, per server.

R: Rack space (required for servers exceeding the standard four (4) inch height).

TABLE 6. SERVICE ELEMENTS ORDERED. Summary of total charges by Element, plus Total Installation charge.

-------------------------------------------------------------------------------
 Element        Amount         Description/Comments and additional information
-------------------------------------------------------------------------------
 B              [Confiden-     [Confidential Treatment Requested] Data Center
                tial Treat-    Connections:  100Mb Fast Ethernet  w/ a 20 Mb
                ment Re-       CIR (Data Centers: NYC & DEC PAIX)
                quested]       BANDWIDTH RATE SCHEDULE (for each Data Center):
                               Initial 1.5Mbps of bandwidth CIR on a 100Mb Fast
                               Ethernet Segment
                               [Confidential Treatment Requested] at each
                               Data Center
-------------------------------------------------------------------------------

    EXHIBIT 10.18 - CONFIDENTIAL TREATMENT REQUESTED
    Certain information has been omitted from this exhibit and filed separately with the SEC pursuant to a request for Confidential treatment under Rule 406

-------------------------------------------------------------------------------
                               Additional per Mb Rate up to 18Mbps
                               [Confidential Treatment Requested] per Mb per month
                               Additional per Mb Rate from 18.01 Mbps to
                               45 Mbps [Confidential Treatment Requested] per Mb per month
                               Additional per Mb Rate from 45.01 Mbps to 100 Mbps [Confidential Treatment Requested] per Mb per month

                               Data Center: ALS MN
                               BANDWIDTH RATE SCHEDULE: (for each Data Center)
                               Initial 1.5Mbps of bandwidth CIR on a 100Mbps
                               Fast Ethernet Segment [Confidential Treatment
                               Requested] at each Data Center
                               Additional per Mb Rate up to 18Mbps
                               [Confidential Treatment Requested] per Mb per
                               month
                               Additional per Mb Rate from 18.01 Mbps to 45
                               Mbps [Confidential Treatment Requested] per Mb
                               per month
                               Additional per Mb Rate from 45.01 Mbps to 100
                               Mbps [Confidential Treatment Requested]  per Mb
                               per month
-------------------------------------------------------------------------------
 L              [Confiden-     [Confidential Treatment Requested]  Compaq
                tial Treat-    Proliant 1850R servers (as described above),
                ment Re-       [Confidential Treatment Requested] Cisco 1601
                quested]       routers & CSU/DSUs, & Frame Relay/Private Line
                               Monthly Cross Connect Fees
-------------------------------------------------------------------------------
 M              [Confiden-     [Confidential Treatment Requested] Compaq
                tial Treat-    Proliant 1850R servers (as described above),
                ment Re-       standard Level 2 Service Offering Maintenance.
                quested]
-------------------------------------------------------------------------------
 R              [Confident-    [Confidential Treatment Requested] Full Racks
                tial Treat-    (one Full Rack in each Data Center(Data Centers
                ment Re-       include: NYC, DEC PAIX & ALS MN))
                quested]
-------------------------------------------------------------------------------
 Install        [Confident-    INSTALL: [Confidential Treatment Requested]
                ial Treat-     Compaq Proliant servers (as described above),
                ment Re-       [Confidential Treatment Requested] Cisco 1601
                quested]       routers & CSU/DSUs, Frame Relay/Private Line
                               Cross Connect Setup Fees & 100 Mb Fast Ethernet
                               Segment Setup fee [Confidential Treatment
                               Requested] per Segment [Confidential Treatment
                               Requested] Total Segments)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 TOTAL INSTALLATION FEE                  [Confi-      Client is responsible for
                                         dential      installation and content
                                         Treat-       management
                                         ment Re-
                                         quested]
-------------------------------------------------------------------------------
 TOTAL MONTHLY SERVICE FEE               [Confi-
                                         dential
                                         Treat-
                                         ment Re-
                                         quested]
-------------------------------------------------------------------------------

Prices shown are for U.S. only and are subject to change on sixty days notice. Every effort has been made to ensure that the information is complete and accurate; however, AT&T is not responsible for typographic errors or omissions. As prices change, the most current prices will be reflected in on-line HELP. AT&T AND AT&T and the Globe Design are registered trademarks and service marks of AT&T Corp. Any other marks may be proprietary marks of one or more third parties. 1998 AT&T. All rights Reserved. Printed in the U.S.A.

----------------------------------------------

1    Includes vanity domain name registration (2 years) and set-up, installation and testing of hardware and standard software for a single server system.

2    Refer to the AT&T Dedicated Hosting Service Level 2 Additional Terms and
Conditions - Exhibit A for a description of Remote Hands Services.

3    Minimum term commitment of 1 year.  Except as specified below, in the event of early cancellation of services, the customer is responsible for payment of the remaining portion of the term commitment in full and is not eligible for a refund of any fees. In the event of a notice of price increase of the Monthly Base Rate of 10% or more, the customer may cancel service with no cancellation penalty by providing written notice of cancellation within 60 days following the date of notice of such price increase. In the event of a notice of price increase of any of the software options noted above of 10% or more, the customer may cancel the affected optional feature with no cancellation penalty by providing written notice of cancellation of such feature within 60 days following the date of notice of such price increase.

4    Billed one month in advance, pro-ratable for partial months. Registration and monthly charges accrue upon physical completion of server deployment and connection of the server to AT&T's network regardless of when or whether the customer's content has been deployed. Customer is responsible for content installation and management.

5    The AT&T Dedicated Hosting Service Level 2 does not include inbound email or Internet across capabilities, which are the responsibility of the customer to obtain.

6    Standard bandwidth must be ordered with no more than two (2) 1 Mbps increments for each 1.5 Mbps. Charges for nonstandard bandwidth and bursting, if applicable, will be specified in Section 3 of this Exhibit.

7    See Note 1 above.  Additional charges apply when more than one server is ordered, and for any software which AT&T deems not to be a part of its standard configuration.